                                                                   EXHIBIT 10.23

                          VARCO INTERNATIONAL, INC.
                             DIRECTOR SAVINGS PLAN

                           VARCO INTERNATIONAL, INC.
                             DIRECTOR SAVINGS PLAN

                               TABLE OF CONTENTS
                               -----------------
                                                              PAGE
                                                              ----
                                   ARTICLE I
                             TITLE AND DEFINITIONS
1.1  -  Title..............................................      1
        -----
1.2  -  Definitions........................................      1
        -----------

                                  ARTICLE II
                                 PARTICIPATION
2.1  -  Participation......................................      5
        -------------

                                  ARTICLE III
                              DEFERRAL ELECTIONS
3.1  -  Elections to Defer Compensation....................      6
        -------------------------------
3.2  -  Investment Elections...............................      6
        --------------------

                                  ARTICLE IV
                               DEFERRAL ACCOUNT
4.1  -  Deferral Account...................................      8
        ----------------


                                   ARTICLE V
                                    VESTING
5.1  -  Deferral Account...................................      9
        ----------------


                                  ARTICLE VI
                                 DISTRIBUTIONS
6.1  -  Distribution of Deferred Compensation..............     10
        -------------------------------------
6.2  -  Inability to Locate Participant....................     10
        -------------------------------
6.3  -  Payment by Trust...................................     11
        ----------------

                                  ARTICLE VII
                                ADMINISTRATION
7.1  -  Committee..........................................     12
        ---------
7.2  -  Committee Action...................................     12
        ----------------
7.3  -  Powers and Duties of the Committee.................     12
        ----------------------------------
7.4  -  Construction and Interpretation....................     13
        -------------------------------
7.5  -  Information........................................     13
        -----------
7.6  -  Compensation, Expenses and Indemnity...............     13
        ------------------------------------
7.7  -  Quarterly Statements...............................     14
        --------------------


                                 ARTICLE XIII
                                 MISCELLANEOUS
8.1  -  Unsecured General Creditor.........................     15
        --------------------------
8.2  -  Restriction Against Assignment.....................     15
        ------------------------------
8.3  -  Withholding........................................     15
        -----------
8.4  -  Amendment, Modification, Suspension or Termination.     16
        --------------------------------------------------
8.5  -  Governing, Law.....................................     16
        --------------
8.6  -  Receipt Or Release.................................     16
        ------------------
8.7  -  Payments on Behalf of Persons Under Incapacity.....     16
        ----------------------------------------------
8.8  -  Headings. etc. Not Part of Agreement...............     16
        ------------------------------------

                                  ARTICLE IX
                                BENEFIT OFFSET
9.1  -  Offset for Certain Benefits Payable Under
        -----------------------------------------
        Split-Dollar Life Insurance Policies...............     17
        ------------------------------------

                           VARCO INTERNATIONAL, INC.
                             DIRECTOR SAVINGS PLAN

     WHEREAS, Varco International, Inc. (the "Company") desires to establish a deferred compensation plan to provide supplemental retirement income benefits to its outside directors through deferrals of directors' fees effective as of September 1, 1994; and

     WHEREAS, it is believed that the adoption of this plan providing for deferred compensation at the election of each outside director will be in the best interests of the Company;

     NOW, THEREFORE, it is hereby declared as follows:

                                   ARTICLE I
                             TITLE AND DEFINITIONS

1.1 - Title.
      ------

     This Plan shall be known as the Varco International, Inc. Director Savings Plan.

1.2 - Definitions.
      ------------

     Whenever the following words and phrases are used in this Plan, with the first letter capitalized, they shall have the meanings specified below.

     "Account" shall mean a Participant's Deferral Account.

     "Annual Retainer" shall mean the annual retainer fee to which a Director is entitled for service as a member of the Board of Directors of the Company.

     "Beneficiary" or "Beneficiaries" shall mean the person or persons, including a trustee, personal representative or other fiduciary, last designated in writing by a Participant in accordance with procedures established by the Committee to receive the benefits specified hereunder in the event of the Participant's death. No beneficiary designation shall become effective until it is filed with the Committee. If there is no Beneficiary designation in effect, or if there is no surviving designated Beneficiary, then the Participant's surviving spouse shall be the Beneficiary. If there is no surviving spouse to receive any benefits payable in accordance with the preceding sentence, the duly appointed and currently acting personal representative of the participant's estate (which shall include either the Participant's probate estate or living trust) shall be the Beneficiary. In any case where there is no such personal representative of the Participant's estate duly appointed and acting in that capacity within 90 days after the Participant's death (or such extended period as the Committee determines is reasonably necessary to allow such personal representative to be appointed, but not to exceed 180 days after the Participant's death), then Beneficiary shall mean the person or persons who can verify by affidavit or court order to the satisfaction of the Committee that they are legally entitled to receive the benefits specified hereunder. In the event any amount is payable under the Plan to a minor, payment shah not be made to the minor, but instead be paid (a) to that person's living parent(s) to act as custodian, (b) if that person's parents are then divorced, and one parent is the sole custodial parent, to such custodial parent, or (c) if no parent of that person is then living, to a custodian selected by the Committee to hold the funds for the minor under the Uniform Transfers or Gifts to Minors Act in effect in the jurisdiction in which the minor resides. If no parent is living to select another custodian to hold the funds for the minor, the duly appointed and currently acting guardian of the and the Committee decides not then payment shall be made to estate for the minor or, if no guardian of the estate for the minor is duly appointed and currently acting within 60 days after the date the amount becomes payable, payment shall be deposited with the court having jurisdiction over the estate of the minor.

     "Board of Directors" or "Board" shall mean the Board of Directors of the Company.

     "Code" shall mean the Internal Revenue Code of 1986, as amended.

     "Committee" shall mean the Committee appointed by the Board to administer the Plan in accordance with Article VII.

     "Company" shall mean Varco International, Inc., any successor corporation and each corporation which is a member of a controlled group of corporations (within the meaning of Section 414(b) of the Code) of which Varco International, Inc. is a component member.

     "Compensation" shall mean the Participant's Annual Retainer and Meeting
Fees.

     "Deferral Account" shall mean the bookkeeping account maintained by the Committee for each Participant that is credited with amounts equal to (1) the portion of the Participant's Compensation that he or she elects to defer and (2) interest pursuant to Section 4.1.

     "Director" shall mean a member of the Board of Directors.

     "Effective Date" shall mean September 1, 1994.

     "Eligible Director" shall mean each Director who is not an employee of the Company or any of its subsidiaries.

     "Fund" or "Funds" shall mean one or more of the mutual funds or contracts selected by the Committee pursuant to Section 3.2(b).

     "Initial Election Period" for an Eligible Director shall mean the 30-day period following the later of August 1, 1994 or the date the Eligible Director becomes an Eligible Director.

     "Interest Rate" shall mean, for each Fund, an amount equal to the net rate of gain or loss on the assets of such Fund during each month reduced by one-twelfth of one and one-half percentage points.

     "Meeting Fees" shall mean the amounts to which a Director is entitled for attending meetings of the Board or a committee of the Board.

     "Participant" shall mean any Eligible Director who elects to defer Compensation in accordance with Section 3.1.

     "Payment Eligibility Date" shall mean the first day of the month following the end of the calendar quarter following the calendar quarter in which a Participant ceases to be a Director or dies.

     "Plan" shall mean the Varco International, Inc. Director Savings Plan set forth herein, now in effect, or as amended from time to time.

     "Plan Year" shall mean the 12 consecutive month period beginning on January 1; provided, however, that the first Plan Year shall be a short year beginning on September 1, 1994, and ending on December 31, 1994.

     "Tax Adjustment Factor" shah mean a number, determined by the Committee, which is equal to one minus the sum of (1) the highest marginal federal personal income tax rate then in effect and (2) the effective highest marginal state income tax rate in the state in which the Participant resides, net after the effect of the deduction for such state income tax for federal income tax purposes.

                                  ARTICLE II
                                 PARTICIPATION

2.1 - Participation.
      --------------

     An Eligible Director shall become a Participant in the Plan by electing to defer all or a portion of his or her Compensation in accordance with Section 3.1.

                                  ARTICLE III
                              DEFERRAL ELECTIONS

3.1 - Elections to Defer Compensation.
      --------------------------------

     (a) Election. Each Eligible Director may elect to defer Compensation for
         --------
the following Plan Year by filing with the Committee an election, on a form provided by the Committee, no later than December 1 of the immediately preceding Plan Year. With respect to the short Plan Year beginning September 1, 1994, an election to defer Compensation must be filed with the Committee no later than August 31, 1994. Any such election shall be irrevocable during the Plan Year to which it applies.

     (b) General Rule. An Eligible Director may elect to defer (1) all or any
         ------------
percentage of his or her Annual Retainer and (2) all or any percentage of his or her Meeting Fees, provided, that for each year during which an Eligible Employee is a Participant, the minimum amount that may be deferred is $5,000.

     (c) Duration Of Deferral Election. Any election made under this Plan to
         -----------------------------
defer Compensation shall remain in effect until changed or terminated by filing a new election with the Committee in accordance with the terms of this Section 3.1, which new election shall be effective for Compensation earned in the subsequent Plan Year. Notwithstanding the foregoing, a Participant's election to defer Compensation under this Plan shall cease upon such Participant's ceasing to be an Eligible Director.

3.2 - Investment Elections.
      ---------------------

     (a) At the time of making the deferral elections described in Section 3.1, the Participant shall designate, on a form provided by the Committee, which of the following types of mutual funds or contracts the Participant's Account will be deemed to be invested in for purposes of determining the amount of earnings to be credited to that Account:

         1)   Money Market Fund
         2)   Real Estate Fund
         3)   Balanced Assets Fund
         4)   Capital Growth Fund
         5)   Emerging Growth Equity Fund
         6)   Common Stock Fund

In making the designation pursuant to this Section 3.2, the Participant may specify that all or any 10% multiple of his Deferral Account be deemed to be invested in one or more of the types of mutual funds or contracts listed above. Effective as of the end of any calendar quarter, a Participant may change the designation made under this Section 3.2 by filing an election, on a form provided by the Committee, at least 30 days prior to the end of such quarter. If a Participant fails to elect a type of fund under this Section 3.2, he or she shall be deemed to have elected the Money Market Fund.

     (b) Although the Participant may designate the type of mutual funds or
                                                    ----
contracts in paragraph (a) above, the Committee shall select from time to time, in its sole discretion, a commercially available fund or contract of each of the types described in paragraph (a) above to be the Funds. The Interest Rate of each such commercially available fund or contract shall be used to determine the amount of earnings or losses to be credited to Participants' Account under
Article IV.

                                  ARTICLE IV
                               DEFERRAL ACCOUNT

4.1 - Deferral Account.
      -----------------

     The Committee shall establish and maintain a Deferral Account for each Participant under the Plan. Each Participant's Deferral Account shall be further divided into separate subaccounts ("mutual fund subaccounts"), each of which corresponds to a mutual fund or contract elected by the Participant pursuant to
Section 3.2(a). A Participant's Deferral Account shall be credited as follows:

     (a) As of the last day of each month, the Committee shall credit the mutual fund subaccounts of the Participant's Deferral Account with an amount equal to the Compensation deferred by the Participant during each pay period ending in that month in accordance with the Participant's election under Section 3.2(a); that is, the portion of the Participant's deferred Compensation that the Participant has elected to be deemed to be invested in a certain type of mutual fund shall be credited to the mutual fund subaccount corresponding to that mutual fund; and

     (b) As of the last day of each month, each mutual fund subaccount of a Participant's Deferral Account shall be credited with earnings or losses in an amount equal to that determined by multiplying the balance credited to such mutual fund subaccount as of the last day of the preceding month by the Interest Rate for the corresponding Fund selected by the Company pursuant to Section 3.2(b).

                                   ARTICLE V
                                    VESTING

5.1 - Deferral Account.
      -----------------

     A Participant's Deferral Account shall be 100% vested at all times.

                                  ARTICLE VI
                                 DISTRIBUTIONS

6.1 - Distribution of Deferred Compensation.
      --------------------------------------

     (a) The amount credited to a Participant's Deferral Account shall be paid to the Participant (or, in the case of his or her death, Beneficiary) in the form of a cash lump sum payment on his or her Payment Eligibility Date. Notwithstanding the foregoing, a Participant may elect one of the following optional forms of distribution provided that his or her election is filed with the Committee at least two years prior to his or her Payment Eligibility Date or, if later, August 31, 1994:

          (1) A lump sum payment on the later of (A) the Participant's Payment Eligibility Date or (B) a later date designated by the Participant in his or her election,

          (2) Substantially equal annual installments over five, ten, or fifteen years beginning on the first day of the second month following the Participant's termination of employment, retirement or death, and

          (3) Substantially equal annual installments over a period of five, ten, or fifteen years beginning on the later of (A) the first day of the second month following the Participant's termination of employment, retirement or death or (B) a later date designated by the Participant in his or her election.

     (b) The Participant's Accounts shall continue to be credited monthly with earnings pursuant to Section 4.1 of the Plan until all amounts credited to his or her Accounts under the Plan have been distributed.

6.2 - Inability to Locate Participant.
      ---------------------------------

     In the event that the Committee is unable to locate a Participant or Beneficiary within two years following the Participant's Payment Eligibility Date, the amount allocated to the Participant's Deferrat Account shall be forfeited. If, after such forfeiture, the Participant or Beneficiary later claims such benefit, such benefit shall be reinstated without interest or earnings.

6.3 - Payment by Trust.
      -----------------

     The Company may cause the payment of benefits under this Plan to be made in whole or in part by the Trustee of the Varco International, Inc. Supplemental Executive Retirement Plan Rabbi Trust (the "Trust") in accordance with the provisions of this Section 6.3. If the benefits are to be so paid from the Trust, upon a Participant's termination of employment, the Company may contribute to the Trust an amount equal to the balance then credited to the Participant's Accounts, after reduction for any offset required pursuant to
Section 10.1 of the Plan, which amount shall be credited to the Participant under the Trust. The Committee shall direct the Trustee to pay the Participant's benefit at the time and in the amount described in Section 6.1 to the extent of the amounts allocated to the Participant. In the event the amounts allocated to the Participant are not sufficient to provide the full amount of benefit payable to the Participant, the Company shall pay for the remainder of such benefit at the time set forth in Section 6.1.

                                  ARTICLE VII
                                ADMINISTRATION

7.1 - Committee.
      ----------

          A committee shall be appointed by, and serve at the pleasure of, the Board of Directors. The number of members comprising the Committee shall be determined by the Board which may from time to time vary the number of members. A member of the Committee may resign by delivering a written notice of resignation to the Board. The Board may remove any member by delivering a certified copy of its resolution of removal to such member. Vacancies in the membership of the Committee shall be filled promptly by the Board.

7.2 - Committee Action.
      -----------------

     The Committee shall act at meetings by affirmative vote of a majority of the members of the Committee. Any action permitted to be taken at a meeting may be taken without a meeting if, prior to such action, a written consent to the action is signed by all members of the Committee and such written consent is filed with the minutes of the proceedings of the Committee. A member of the Committee shall not vote or act upon any matter which relates solely to himself or herself as a Participant. The Chairman or any other member or members of the Committee designated by the Chairman may execute any certificate or other written direction on behalf of the Committee.

7.3 - Powers and Duties of the Committee.
      -----------------------------------

     (a) The Committee, on behalf of the Participants and their Beneficiaries, shall enforce the Plan in accordance with its terms, shall be charged with the general administration of the Plan, and shall have all powers necessary to accomplish its purposes, including, but not by way of limitation, the following:

         (1) To select the funds or contracts to be the Funds in accordance with Section 3.2(b) hereof;
         (2)  To construe and interpret the terms and provisions of this Plan;

         (3) To compute and certify to the amount and kind of benefits payable to Participants and their Beneficiaries;
         (4) To maintain all records that may be necessary for the administration of the Plan;
         (5) To provide for the disclosure of all information and the filing or provision of all reports and statements to Participants, Beneficiaries or governmental agencies as shall be required by law;
         (6) To make and publish such rules for the regulation of the Plan and procedures for the administration of the Plan as are not inconsistent with the terms hereof; and
         (7) To appoint a plan administrator or any other agent, and to delegate to them such powers and duties in connection with the administration of the Plan as the Committee may from time to time prescribe.

7.4 - Construction and Interpretation.
      --------------------------------

     The Committee shall have full discretion to construe and interpret the terms and provisions of this Plan, which interpretation or construction shall be final and binding on all parties, including but not limited to the Company and any Participant or Beneficiary. The Committee shall administer such terms and provisions in a uniform and nondiscriminatory manner and in full accordance with any and all laws applicable to the Plan.

7.5 - Information.
      ------------

     To enable the Committee to perform its functions, the Company shall supply full and timely information to the Committee on all matters relating to the Compensation of all Participants, their death or other cause of termination, and such other pertinent facts as the Committee may require.

7.6 - Compensation, Expenses and Indemnity.
      -------------------------------------

     (a) The members of the Committee shall serve without compensation for their services hereunder.

     (b) The Committee is authorized at the expense of the Company to employ such legal counsel as it may deem advisable to assist in the performance of its duties hereunder.

Expenses and fees in connection with the administration of the Plan shall be paid by the Company.

     (c) To the extent permitted by applicable state law, the Company shall indemnify and save harmless the Committee and each member thereof, the Board of Directors and any delegate of the Committee who is an employee of the Company against any and all expenses, liabilities and claims, including legal fees to defend against such liabilities and claims arising out of their discharge in good faith of responsibilities under or incident to the Plan, other than expenses and liabilities arising out of willful misconduct. This indemnity shall not preclude such further indemnities as may be available under insurance purchased by the Company or provided by the Company under any bylaw, agreement or otherwise, as such indemnities are permitted under state law.

7.7 - Quarterly Statements.
      ---------------------

     Under procedures established by the Committee, a Participant shall receive a statement with respect to such Participant's Account on a quarterly basis as of each March 31, June 30, September 30 and December 31.

                                 ARTICLE XIII
                                 MISCELLANEOUS

8.1 - Unsecured General Creditor.
      ---------------------------

     Participants and their Beneficiaries, heirs, successors, and assigns shall have no legal or equitable rights, claims, or interest in any specific property or assets of the Company. No assets of the Company shall be held under any trust, or held in any way as collateral security for the fulfilling of the obligations of the Company under this Plan. Any and all of the Company's assets shall be, and remain, the general unpledged, unrestricted assets of the Company. The Company's obligation under the Plan shall be merely that of an unfunded and unsecured promise of the Company to pay money in the future, and the rights of the Participants and Beneficiaries shall be no greater than those of unsecured general creditors.

8.2 - Restriction Against Assignment.
      -------------------------------

     The Company shah pay all amounts payable hereunder only to the person or persons designated by the Plan and not to any other person or corporation. No part of a Participant's Account shall be liable for the debts, contracts, or engagements of any Participant, his or her Beneficiary, or successors in interest, nor shall a Participant's Account be subject to execution by levy, attachment, or garnishment or by any other legal or equitable proceeding, nor shall any such person have any fight to alienate, anticipate, commute, pledge, encumber, or assign any benefits or payments hereunder in any manner whatsoever. If any Participant, Beneficiary or successor in interest is adjudicated bankrupt or purports to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge any distribution or payment from the Plan, voluntarily or involuntarily, the Committee, in its discretion, may cancel such distribution or payment (or any part thereof) to or for the benefit of such Participant, Beneficiary or successor in interest in such manner as the Committee shall direct.

8.3 - Withholding.
      ------------

     There shall be deducted from each payment made under the Plan and any other compensation payable to the Participant (or Beneficiary) all taxes which are required to be withheld by the Company in respect to such payment or this Plan. The Company shall have the right to reduce any payment (or compensation) by the amount of cash sufficient to provide the amount of said taxes.

8.4 - Amendment, Modification. Suspension or Termination.
      ---------------------------------------------------

     The Company may amend, modify, suspend or terminate the Plan in whole or in part, except that no amendment, modification, suspension or termination shall have any retroactive effect to reduce any amounts allocated to a Participant's Account. In the event that this Plan is terminated, the amounts credited to a Participant's Deferral Account shall be distributed to the Participant or, in the event of his or her death, his or her Beneficiary in a lump sum within thirty (30) days following the date of termination.

8.5 - Governing Law.
      --------------

     This Plan shall be construed, governed and administered in accordance with the laws of the State of California.

8.6 - Receipt or Release.
      -------------------

     Any payment to a Participant or the Participant's Beneficiary in accordance with the provisions of the Plan shall, to the extent thereof, be in full satisfaction of all claims against the Committee and the Company. The Committee may require such Participant or Beneficiary, as a condition precedent to such payment, to execute a receipt and release to such effect.

8.7 - Payments on Behalf of Persons Under Incapacity.
      -----------------------------------------------

     In the event that any amount becomes payable under the Plan to a person who, in the sole judgement of the Committee, is considered by reason of physical or mental condition to be unable to give a valid receipt therefore, the Committee may direct that such payment be made to any person found by the Committee, in its sole judgement, to have assumed the care of such person. Any payment made pursuant to such determination shall constitute a full release and discharge of the Committee and the Company.

8.8 - Headings, etc. Not Part of Agreement.
      -------------------------------------

     Headings and subheadings in this Plan are inserted for convenience of reference only and are not to be considered in the construction of the provisions hereof.

                                  ARTICLE IX
                                BENEFIT OFFSET

9.1 - Offset for Certain Benefits Payable Under Split-DOllar Life Insurance
      ---------------------------------------------------------------------
Policies.
---------

     (a) Notwithstanding anything contained herein to the contrary, any benefits payable under this Plan shall be offset by the value of benefits received by the Participants under certain life insurance policies as set forth in this Section. Participants in this Plan may own life insurance policies (the "Policies") purchased on their behalf by the Company. The exercise of ownership rights under such a Policy by a Participant is, however, subject to certain conditions (set forth in a "Split-Dollar Life Insurance Agreement" between the Participant and the Company, pursuant to which the Company holds a security interest on the Policy) and, if the Participant fails to meet the conditions set forth in the Split-Dollar Life Insurance Agreement, the Company may exercise its security interest in the Policy and cause the Participant to lose certain benefits under the Policy. In the event that a Participant satisfies the conditions specified in Section 4 or 5 of the Split-Dollar Life Insurance Agreement, so that the Participant or his or her beneficiary under the Policy becomes entitled to exercise rights free from the Company's security interest under one of those sections, or the Company's security interest in the Policy is otherwise released, the value of those benefits shall constitute an offset to any benefits otherwise payable under this Plan which accrued in years for which premiums were paid on the Policy. As the case may be, this offset (the "Offset Value") shall be equal to the value of benefits payable under the Split-Dollar Life Insurance Agreement, that is, the cash surrender value of the Policy or, in the case of Participant's death, the death benefit payable to the beneficiary under the Policy. The Offset Value shall then be compared to the Participant's Account, and the amounts credited to the Account shall be reduced, but not to less than zero, by the Offset Value; provided, however, that any portion of the Account which is attributable to Compensation deferred during Plan Years in which the Company did not pay premiums on the Policy shall not be reduced by the Offset Value, and the Committee shah maintain subaccounts of a Participant's Account to the extent necessary to determine that portion of the Account which is subject to offset and the portion which is not subject to offset.

     (b) If the Policy in subsection (a) is not on the life of the Participant and the insured dies prior to distribution of benefits under this Plan, then the value of the benefits received by the participant under the Policy will offset the Participant's Account under this Plan to the extent provided in this subsection (b). This offset ("Offset Value") shall be equal to the amount of death benefit payable to the Participant divided by the Tax Adjustment Factor. This Offset Value shall then be compared to the Participant's Account, and the amounts credited to the Account shall be reduced, but not to be less than zero, by the Offset Value; provided, however, that any portion of the Account which is attributable to Compensation deferred during Plan Years in which the Company did not pay premiums on the Policy shall not be reduced by the Offset Value.

     (c) The reduction described in Section 9.1(a) or 9.1(b) shall be made as of the date on which the Participant or his or her beneficiary becomes entitled to exercise rights under the Policy free of the Company's security interest.

     (d) Any election to receive distribution of the amount credited to a Participant's Account in the form of installments shall be deemed to be revoked, and any benefits which are or become payable under this Plan after such offset shall be paid in a lump sum on the later of the Participant's Payment Eligibility Date or the later date designated by the Participant in any election made in accordance with Section 6.1(a) of the Plan.

     IN WITNESS WHEREOF, the Company has caused this document to be executed by its duly authorized officer on this_______day of____________,1994.

                                           VARCO INTERNATIONAL, INC.

                                           By____________________

                                           By____________________